EXHIBIT 10.23

Execution Version

Certain identified information has been excluded from the exhibit because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed

FIFTH AMENDMENT TO THE 10% SECURED CONVERTIBLE NOTES

THIS FIFTH AMENDMENT TO THE 10% SECURED CONVERTIBLE NOTES (this “Agreement”) is dated and effective as of October 5, 2023 between REED’S, INC., a Delaware corporation (the “Company”), the Holders party hereto, and WILMINGTON SAVINGS FUND SOCIETY, FSB, as Holder Representative and Collateral Agent (the “Agent”).

1. Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in that certain Note Purchase Agreement, dated as of May 9, 2022, as amended (the “Note Purchase Agreement”), between the Company, the Holder Representative and each purchaser on the schedule of purchasers thereto, or in the 10% Secured Convertible Notes, as amended (each, a “Note”, and collectively, the “Notes”), issued by the Company pursuant to the Note Purchase Agreement, as applicable.

2. Representations and Warranties. The Company hereby represents and warrants that after giving effect to this Agreement, all representations and warranties contained in the Notes are true and correct, in all material respects, on and as of the date hereof, except (a) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (b) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3. Amendments to the Notes. The Company, the Agent and the Holders agree to amend all Notes as follows:

(a) Maturity Date. The definition of the term “Maturity Date” of each Purchased Third Option Note shall be amended by replacing “September 29, 2023” with “November 28, 2023”.

(b) Regarding Strategic Alternatives Analysis. Section 7(kk) of the Notes is amended and restated in its entirety as follows:

(kk) “[***]”

4. Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

5. Reaffirmation of Obligations. The Company hereby ratifies the Note Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Note Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

6. Note Document. This Agreement shall constitute a Note Document under the terms of each Note.

7. Multiple Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

8. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9. Consent to Jurisdiction; Service of Process; Agreement of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in subsections 13(h) and 13(i) of the Notes are hereby incorporated by reference.

10. Agent Authorization. Each of the undersigned Holders hereby authorizes and directs Agent to execute and deliver this Agreement on its behalf and, by its execution below, each of the undersigned Holders agrees to be bound by the terms and conditions of this Agreement. In executing this Agreement, the Agent shall be entitled to all of the rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Note Documents.

[Signature page follows]

2

IN WITNESS WHEREOF, this Fifth Amendment of the 10% Secured Convertible Notes has been duly executed and delivered by each of the parties hereto as of the date first above written.

COMPANY:		HOLDER REPRESENTATIVE:

Reed’s, Inc.		Wilmington Savings Fund Society, FSB, solely in its capacity as the Holder Representative

By:	/s/ Norman E. Snyder, Jr.	By:	/s/ Raye Goldsborough
Name:	Norman E. Snyder, Jr.	Name:	Raye Goldsborough
Title:	CEO	Title:	Vice President

HOLDERS:		COLLATERAL AGENT:

Whitebox Multi-Strategy Partners, LP		Wilmington Savings Fund Society, FSB, solely in its capacity as the Collateral Agent

By:	/s/ Jacob Mercer	By:	/s/ Raye Goldsborough
Name:	Jacob Mercer	Name:	Raye Goldsborough
Title:	Authorized Signatory	Title:	Vice President

Whitebox Relative Value Partners, LP

By:	/s/ Jacob Mercer
Name:	Jacob Mercer
Title:	Authorized Signatory

Pandora Select Partners, LP

By:	/s/ Jacob Mercer
Name:	Jacob Mercer
Title:	Authorized Signatory

Whitebox GT Fund, LP

By:	/s/ Jacob Mercer
Name:	Jacob Mercer
Title:	Authorized Signatory